UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 24, 2008
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Ford Motor Company ("Ford") hereby incorporates by reference its earnings news release dated July 24, 2008, which is herewith provided as Exhibit 99.1.

Ford will conduct two conference calls on July 24, 2008 to review preliminary second quarter 2008 financial results.  Beginning at 9:00 a.m., Ford's President and Chief Executive Officer Alan Mulally, Executive Vice President and Chief Financial Officer Don Leclair, and Executive Vice President – President The Americas Mark Fields, will host a presentation for the investment community and news media to review Ford's preliminary financial results and provide more details on Ford's overall plan.  Investors may access this presentation by dialing 800-573-4754 (or 1-617-224-4325 from outside the United States).  The passcode for either telephone number is a verbal response of "Ford Earnings."

At 11:00 a.m., Ford Senior Vice President and Controller Peter Daniel, Ford Vice President and Treasurer Neil Schloss, and Ford Motor Credit Company Vice Chairman and Chief Financial Officer K.R. Kent will host a presentation for fixed income analysts and investors.  Investors may access this presentation using the same dial-in information as above, with the passcode being a verbal response of "Ford Fixed Income."

A listen-only webcast and supporting presentation materials for these calls is available on the Internet at www.shareholder.ford.com.  Investors may also access replays for one week following the presentations by dialing 888-286-8010 (or 1-617-801-6888 from outside the United States).  The passcode for replays of the earnings call is 29481628; the passcode for replays of the fixed income call is 55865600.  All times referenced above are in Eastern Time.

Please note that Exhibit 99.1 to this Form 8-K discusses revenue and pre-tax profits excluding special items for Ford's Automotive and Financial Services sectors and the primary operating segments and business units therein.  The most directly comparable financial measures calculated and presented in accordance with U.S. Generally Accepted Accounting Principles are revenue and pre-tax profits including special items.  We believe that revenue and pre-tax profits excluding special items are useful measures to provide investors, because they exclude those items that we do not consider to be indicative of earnings from ongoing operating activities.  As a result, revenue and pre-tax profits excluding special items provide investors with more relevant measures of the results generated by our operations.

Item 8.01.  Other Events.

Our news release dated July 24, 2008, filed as Exhibit 99.2 hereto, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	Earnings News Release dated	Filed with this Report
July 24, 2008

Exhibit 99.2	News Release dated July 24, 2008	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: July 24, 2008	By:	/s/ Louis J. Ghilardi
Louis J. Ghilardi
Assistant Corporate Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	Earnings News Release dated July 24, 2008

Exhibit 99.2	News Release dated July 24, 2008